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                                                                    EXHIBIT 10.1


                        ASSOCIATED MATERIALS INCORPORATED

                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN


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                        ASSOCIATED MATERIALS INCORPORATED

                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                               PAGE
                                                                               ----

 1.      Purpose................................................................. 1

 2.      Definitions............................................................. 1

 3.      Shares Available under the Plan......................................... 2

 4.      Option Rights........................................................... 3

 5.      Restricted Shares....................................................... 4

 6.      Deferred Shares......................................................... 5

 7.      Transferability......................................................... 5

 8.      Adjustments............................................................. 6

 9.      Fractional Shares....................................................... 6

10.      Withholding Taxes....................................................... 6

11.      Certain Terminations of Employment or Consulting
         Services, Hardship and Approved Leaves of Absence....................... 7

12.      Administration of the Plan ............................................. 7

13.      Foreign Employees....................................................... 7

14.      Amendments and Other Matters............................................ 7

15.      Options Issued Pursuant to Other Plans or Agreements.................... 8

16.      Termination of the Plan................................................. 8


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                        ASSOCIATED MATERIALS INCORPORATED

                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN

         1. Purpose. The purpose of this Associated Materials Incorporated Amended and Restated 1994 Stock Incentive Plan is to attract and retain directors and officers and other salaried employees of and consultants to Associated Materials Incorporated, a Delaware corporation and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

         2. Definitions. As used in this Plan,

         "Board" means the Board of Directors of the Corporation and, to the extent of any delegation by the Board to a committee thereof pursuant to Section 12 of this Plan, such committee.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Common Shares" means (i) shares of the Common Stock, $.0025 par value per share, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in
Section 8 of this Plan.

         "Corporation" means Associated Materials Incorporated, a Delaware corporation.

         "Date of Grant" means the date specified by the Board on which a grant of Option Rights or a grant or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Board takes action with respect thereto.

         "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 6 of this Plan.

         "Deferred Shares" means an award pursuant to Section 6 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

         "Incentive Stock Option" means an Option Right that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision thereto.

         "Market Value per Share" means the fair market value of the Common Shares as determined by the Board from time to time.

         "Optionee" means the person so designated in an agreement evidencing an outstanding Option Right.

         "Option Price" means the purchase price payable upon the exercise of an Option Right.


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         "Option Right" means the right to purchase Common Shares from the
Corporation upon the exercise of an option granted pursuant to Section 4 of this Plan.

         "Participant" means a person who is selected by the Board to receive benefits under this Plan and (i) is at that time an officer, including without limitation an officer who may also be a member of the Board, or other salaried employee of or a consultant to the Corporation or any Subsidiary, (ii) any member of the Board, or (iii) has agreed to commence serving in any such capacity.

         "Plan" means this Associated Materials Incorporated Amended and Restated 1994 Stock Incentive Plan.

         "Restricted Shares" means Common Shares as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in
Section 5 hereof has expired.

         "Subsidiary" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Corporation owns or controls directly or indirectly at least 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of the grant.

         3. Shares Available under the Plan. (a) Subject to adjustment as provided in Section 8 of this Plan, the number of Common Shares issued or transferred and covered by outstanding awards granted under this Plan shall not in the aggregate exceed 1,200,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof. For the purposes of this Section 3(a):

                  (i) Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder.

                  (ii) Common Shares covered by any award granted under this Plan shall be deemed to have been issued or transferred, and shall cease to be available for future issuance or transfer in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or transferred or the time when dividends or dividend equivalents are paid thereon; provided, however, that Restricted Shares shall be deemed to have been issued or transferred at the earlier of the time when they cease to be subject to a substantial risk of forfeiture or the time when dividends are paid thereon.

         (b) Notwithstanding anything to the contrary contained in this Plan, including without limitation Section 3(a) hereof, the aggregate number of Common Shares actually issued or transferred by the Corporation upon the exercise of the Incentive Stock Options shall not exceed 1,200,000 Common Shares.


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         4. Option Rights. The Board may from time to time authorize grants to
Participants of options to purchase Common Shares upon such terms and conditions as the Board may determine in accordance with the following provisions:

                  (a) Each grant shall specify the number of Common Shares to which it pertains.

                  (b) Except for any options to purchase Common Shares issued in accordance with Section 15 below, each grant shall specify an Option Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant.

                  (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Corporation, (ii) nonforfeitable, unrestricted Common Shares, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Board may deem appropriate, including without limitation any form of consideration authorized under Section 4(d) below, on such basis as the Board may determine in accordance with this Plan and (iv) any combination of the foregoing.

                  (d) On or after the Date of Grant of any Option Right (other than an Incentive Stock Option), the Board may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Board on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received by the Optionee upon the exercise of the Nonqualified Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

                  (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker of some or all of the Common Shares to which the exercise relates.

                  (f) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to the Participant remain unexercised.

                  (g) Each grant shall specify the period or periods of continuous employment, or continuous engagement of the consulting services, of the Optionee by the Corporation or any Subsidiary that are necessary before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Option Rights in the event of a change in control of the Corporation or other similar transaction or event.


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                  (h) Option Rights granted pursuant to this Section 4 may be
(i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing.

                  (i) On or after the Date of Grant of any Option Rights (other than Incentive Stock Options), the Board may provide for the payment to the Optionee of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis, or the Board may provide that any dividend equivalents shall be credited against the Option Price.

                  (j) No Option Right granted pursuant to this Section 4 may be exercised more than 10 years from the Date of Grant.

                  (k) Each grant shall be evidenced by an agreement, in the form the Board may approve consistent with this Plan, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee.

         5. Restricted Shares. The Board may also authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Board may determine in accordance with the following provisions:

                  (a) Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

                  (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

                  (c) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

                  (d) Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board on the Date of Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

                  (e) Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares,


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which may be subject to the same restrictions as the underlying award or such other restrictions as the Board may determine.

                  (f) Each grant or sale shall be evidenced by an agreement, in the form the Board may approve consistent with this Plan, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant. Unless otherwise directed by the Board, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to the Restricted Shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

         6. Deferred Shares. The Board may also authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Board may determine in accordance with the following provisions:

                  (a) Each grant or sale shall constitute the agreement by the Corporation to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Board may specify.

                  (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

                  (c) Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Board on the Date of Grant, and any grant or sale may provide for the earlier termination of the Deferral Period in the event of a change in control of the Corporation or other similar transaction or event.

                  (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote the Deferred Shares, but the Board may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Common Shares on a current, deferred or contingent basis.

                  (e) Each grant or sale shall be evidenced by an agreement in the form the Board may approve consistent with this Plan, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant.

         7. Transferability. (a) Unless otherwise permitted under the terms of the applicable agreement approved by the Board, (i) no Option Right or other derivative security granted under this Plan may be transferred by a Participant except by will or the laws of descent and distribution, or (ii) Option Rights granted under this Plan may not be exercised during a Participant's lifetime except by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.


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                  (b) Any grant made under this Plan may provide that all or any part of the Common Shares that are to be issued or transferred by the Corporation upon the exercise of Option Rights or upon the termination of the Deferral Period applicable to Deferred Shares or upon the termination of the period during which Restricted Shares are subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 5 of this Plan, shall be subject to further restrictions upon transfer.

         8. Adjustments. The Board may make or provide for such adjustments in the number of Common Shares covered by outstanding Option Rights, Restricted Shares and Deferred Shares granted hereunder, the Option Prices per Common Share applicable to any such Option Rights and the kind of shares (including shares of another issuer) covered thereby, as the Board may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, or (ii) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Board may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Board may provide that the holder will automatically be entitled to receive such an equivalent award. The Board may also make or provide for such adjustments in the maximum number of Common Shares specified in Section 3 of this Plan as the Board may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 8.

         9. Fractional Shares. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement thereof in cash.

         10. Withholding Taxes. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of any taxes required to be withheld. At the discretion of the Board, any such arrangements may include relinquishment of a portion of any such payment or benefit. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.


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         11. Certain Terminations of Employment or Consulting Services, Hardship
and Approved Leaves of Absence. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement with the consent of the Corporation, termination of employment or consulting services to enter public service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed or any Deferred Shares as to which the Deferral Period is not complete, the Board may take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

         12. Administration of the Plan. (a) This Plan shall be administered by the Board; provided however, the Board may delegate all or any portion of its authorities under this Plan to a committee thereof. In the event, and to the extent, of any such delegation, the term "Board" as used in this Plan shall be deemed to mean the such committee.

                  (b) The interpretation and construction by the Board of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, Restricted Shares or Deferred Shares, and any determination by the Board pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Board shall be liable for any such action taken or determination made in good faith.

         13. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals, or who are employed by the Corporation or any Subsidiary outside of the United States of America, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

         14. Amendments and Other Matters. (a) This Plan may be amended from time to time by the Board; provided, however, except as expressly authorized by this Plan, no such amendment shall increase the maximum numbers of Common Shares specified in Section 3(a) hereof, without the further approval of the stockholders of the Corporation.

                  (b) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to


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receive a cash bonus or other compensation otherwise payable by the Corporation or a Subsidiary to the Participant.

                  (c) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

                  (d) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from so qualifying, any such provision shall be null and void with respect to any such Option Right; provided, however, that any such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

                  (e) The Board may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

         15. Options Issued Pursuant to Other Plans or Agreements. Notwithstanding anything to the contrary contained in this Plan, upon the consent of the holder thereof, each option to purchase one Common Share issued pursuant to any other plan of, or agreement with, the Corporation, which has neither been exercised nor expired pursuant to its terms, shall be converted into an Option Right to purchase one Common Share, as the same shall be adjusted pursuant to the terms of Section 8 hereof as if in effect from the date such option was granted, with substantially similar terms as the terms of the original option.

         16. Termination of the Plan. No further awards shall be granted under this Plan after the passage of 10 years from the date on which this Plan is first approved by the stockholders of the Corporation.


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